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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 20, 2002


                                 PERRIGO COMPANY
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               (Exact name of registrant as specified in charter)




   MICHIGAN                        0-19725                      38-2799573
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(State of other                  (Commission                (I.R.S. Employer
Jurisdiction of                  File Number)                Identification
 Incorporation)                                                  Number)



515 Eastern Avenue, Allegan, Michigan                   49010
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:
(616) 673-8451
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Item 7(c). Exhibits

Exhibit 99     Perrigo Company Extends Share Repurchase Program press release.

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                        ITEM 9. Regulation FD Disclosure

On August 19, 2002, the Board of Directors of the Perrigo Company authorized the repurchase of an additional $20 million of the Company's common stock.

The extended share repurchase program press release is Exhibit 99.











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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PERRIGO COMPANY
                                             (Registrant)



                                             By: /s/ Douglas R. Schrank
                                                 -------------------------------
Dated: August 20, 2002                           Douglas R. Schrank
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Accounting and
                                                 Financial Officer)


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                                  Exhibit Index


    Exhibit 99 - Perrigo Company Extends Share Repurchase Program press release.